UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

MESABI TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MESABI TRUST ANNOUNCES ADJOURNMENT OF SPECIAL MEETING

New York, New York

December 21, 2018

New York — (Business Wire) - The Trustees of Mesabi Trust (NYSE: MSB) today announced that a quorum was present at its Special Meeting of Trust Certificate Holders, which was convened on December 20, 2018 (the “Special Meeting”), and that the Special Meeting has been adjourned until 11:00 A.M., Central Time, on Wednesday, January 23, 2019 at the offices of Fox Rothschild LLP, 222 South Ninth Street, Suite 2000, Minneapolis, Minnesota 55402 to allow additional time for further solicitation of proxies for the Special Meeting.

During the adjournment period, the Trustees of Mesabi Trust will continue to solicit proxies from its Trust Certificate Holders requesting approval of Proposal 1 (the appointment of Robin M. Radke as an individual trustee of Mesabi Trust to succeed Richard G. Lareau, who is retiring) and Proposal 2 (the approval of an amendment to the Agreement of Trust which would increase the minimum compensation payable to each individual Trustee and the Corporate Trustee). These Proposals are described in further detail in the proxy statement filed with the Securities and Exchange Commission on November 9, 2018. No changes have been made in the proposals to be voted on by unitholders at the Special Meeting. The Trust’s proxy statement and any other materials filed by the Trust with the SEC remain unchanged and can be obtained free of charge at the SEC’s website at www.sec.gov.

Proposal 3 to approve James A. Ehrenberg as Chairman and Jeffrey Schoenfeld as Secretary of the Special Meeting, and Proposal 4 to authorize a motion to adjourn the Special Meeting received the requisite votes and were approved at the Special Meeting.  Accordingly, the Trust will not be soliciting further proxies for these proposals.

Only holders of record of units of beneficial interest of Mesabi Trust at the close of business on November 9, 2018, the record date, are entitled to notice of, and to vote at, the adjourned Special Meeting.  If a unitholder has previously submitted its proxy card and does not wish to change its vote, no further action is required by such holder

The Trustees encourage all unitholders that have not yet voted to vote their units by 11:59 p.m., Eastern Time, on Tuesday, January 22, 2019.  If you have not voted, or have misplaced your proxy materials or are uncertain if you have voted all the shares you are entitled to vote please see “How You Can Vote,” below.  Every single vote counts.

How You Can Vote?

If your Units are registered in your name, you may vote your Units in person at the Special Meeting by one of the following methods:

Vote by Internet:	www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on January 22, 2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Vote by Telephone:	1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on January 22, 2019. Have your proxy card in hand when you call and then follow the instructions.

Vote by Mail:	Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If your Units are held in “street name,” you may receive a separate voting instruction form with this proxy statement or you may need to contact your broker, bank or other nominee to determine whether you will be able to vote electronically using the Internet, telephone or mobile device.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT TRUST CERTIFICATE HOLDERS VOTE “FOR” THE APPOINTMENT OF MS. RADKE AS AN INDIVIDUAL TRUSTEE OF THE TRUST AND “FOR” THE PROPOSED AMENDMENT TO THE AGREEMENT OF TRUST.

Favorable ISS and Glass Lewis Recommendations.

Both Institutional Shareholder Services (“ISS”) and Glass, Lewis & Co. (“Glass Lewis”)(1), the two leading independent proxy advisory firms whose recommendations are relied upon by major institutional investment firms and other institutional shareholders, have recommended that Mesabi Trust Unitholders vote “FOR” all four of the Trustee’s proposals at the Special Meeting.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This press release contains certain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These statements are based on Mesabi Trust’s current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken by the Trustees of Mesabi Trust, as well as the Trust’s expectations for the outcome of the votes at the upcoming Special Meeting. Mesabi Trust undertakes no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect Mesabi Trust, particularly those mentioned in the risk factors in Item 1A of our annual report on Form 10-K for the fiscal year ended January 31, 2018 and in our periodic reports on Form 10-Q.

Important Additional Information and Where You Can Find It

The Trustees may be deemed to be participants in a solicitation of proxies in connection with the matters to be considered at the Special Meeting.  Information regarding the names of Mesabi Trust’s Trustees and their respective interests in the Trust is set forth in the Trust’s definitive Proxy Statement for the Special Meeting, filed with the SEC on November 9, 2018 and other reports filed by the Trust.  These documents are available free of charge at the SEC’s website at www.sec.gov and on the website of Mesabi Trust at www.mesabi-trust.com.

THE TRUSTEES URGE MESABI TRUST UNITHOLDERS TO CAREFULLY READ THE DEFINITIVE PROXY STATEMENT ACCOMPANYING THE WHITE PROXY CARDS AND ANY OTHER RELEVANT DOCUMENTS THAT THE TRUST MAY FILE WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Copies of the definitive proxy statement, any solicitation materials and any other documents filed by Mesabi Trust with the SEC are available free of charge at the SEC’s website at www.sec.gov.  These documents will also be made available free of charge by contacting the Trust’s proxy solicitor, Georgeson LLC, toll free at 1-866-628-6079.

(1) Permission to reference these reports was neither sought nor obtained.

Contacts

Mesabi Trust SHR Unit:

Deutsche Bank Trust Company Americas

904-271-2520

Solicitation Agent:

Georgeson LLC

1-866-628-6079